United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2017

LAYNE CHRISTENSEN cOMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-34195 (Commission File Number)	48-0920712 (I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd, Suite 800

The Woodlands, Texas 77380

(Address of principal executive offices)

____________________

(281) 475-2600

(Registrant's telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02Results of Operations and Financial Condition.

On April 10, 2017, the Registrant issued a press release reporting its earnings for the fiscal year ended January 31, 2017, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

99.1	Press Release dated April 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
(Registrant)

Date: April 10, 2017	By:	/s/ J. Michael Anderson
J. Michael Anderson,
Senior Vice President and Chief Financial Officer